TOUCHSTONE FUNDS GROUP TRUST

Touchstone High Yield Fund
(the "Fund")

Supplement dated September 28, 2021 to the current Prospectus for the Fund dated January 30, 2021 (“Prospectus”), as may be amended or supplemented from time to time

Notice of Change to Distribution Policy

Beginning in September 2021, the Fund will no longer pay a fixed distribution amount each month and will instead distribute to shareholders the net income earned each month as calculated per the Trust’s policies and procedures. Accordingly, the following paragraph is hereby deleted from the section of the Fund’s Prospectus titled “Distributions and Taxes”:

“In an effort to provide shareholders with predictable monthly distributions, the Touchstone High Yield Fund targets a stable distribution amount each month. In order to permit the Touchstone High Yield Fund to maintain a stable level of distributions, the monthly distribution paid by the Fund for a particular monthly period may be more or less than the amount of net income actually earned by the Fund during such period, and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action.”

Please contact your tax advisor, financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-THYAX-S1-2109